Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

7,000,000 Common Shares

(par value $1.00 per share)

PLACEMENT AGENCY AGREEMENT

November 18, 2005

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

Ladies and Gentlemen:

Fleetwood Enterprises, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell 7,000,000 shares of common stock (the “Shares”), par value $1.00 per share (the “Common Shares”), to certain investors (collectively, the “Investors”).  The Company desires to engage you as its placement agent (the “Placement Agent”) in connection with such issuance and sale.  The Shares are described more fully in the Registration Statement (as hereinafter defined).

The Company hereby confirms as follows its agreements with the Placement Agent:

1.                                       Agreement to Act as Placement Agent; Registration Statement and Prospectus.  On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Placement Agency Agreement (this “Agreement”), the Placement Agent agrees to act as the Company’s exclusive placement agent in connection with the issuance and sale, on a best efforts basis, by the Company of the Shares to the Investors.  Upon the occurrence of the Closing (as hereinafter defined), the Company shall pay to the Placement Agent 5.50% of the proceeds received by the Company from the sale of the Shares to all Investors.

The offering and sale of the Shares to the Investors are expected to be made under a “shelf” registration statement on Form S-3 (Registration No. 333-128123) relating to the Common Shares and certain other securities of the Company, which the Company has filed with the Securities and Exchange Commission (the “Commission”), and which has become effective, under the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations (collectively referred to as the “Rules and Regulations”) of the Commission promulgated thereunder.  The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the “Registration Statement.”  The Company, if required by the Rules and Regulations of the Commission, proposes to file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b) of the Rules and Regulations.  The Prospectus, in the form in which it is to be filed with the Commission pursuant to

Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall be deemed to include such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use.  Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.”  Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 16 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the effective date of the Registration Statement, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

2.                                       Delivery and Payment.  Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent, and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the “Escrow Agreement”), pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Company and the Investors (the “Escrow Account”).  Prior to the Closing Date (as hereinafter defined), each of the Investors will deposit in the Escrow Account an amount equal to the price per Share as shown on the cover page of the Prospectus multiplied by the number of Shares to be purchased by such Investor (such amounts in the aggregate are herein referred to as the “Escrow Funds”).  At 9:00 a.m., New York City time, on November 21, 2005 or at such other time on such other date as may be agreed upon by the Company and the Placement Agent (such date is hereinafter referred to as the “Closing Date”), the Escrow Agent will disburse the Escrow Funds from the Escrow Account to the Company, the Placement Agent and the Escrow Agent as provided in the Escrow Agreement, and the Company shall deliver the Shares to the Investors, which delivery may be made through the facilities of The Depository Trust Company.  The closing of the sale of the Shares to the Investors (the “Closing”) shall take place at the office of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006.  All actions taken at the Closing shall be deemed to have occurred simultaneously.

Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company.

3.                                       Representations and Warranties of the Company.  The Company represents and warrants to the Placement Agent that:

(a)                                  The Company has filed the Registration Statement with the Commission, and the Registration Statement has become effective, under the Securities Act and the Rules and Regulations.  No stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission.

(b)                                 When the Registration Statement became effective, upon the filing or first delivery to the Investors of the Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) contained and will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations, complied and will comply with the Securities Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading, each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that no representation or warranty is made in this Section 3(b) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, as stated in Section 7(b) hereof.  The Company has not distributed any offering material in connection with the offering and sale of the Shares, other than the Registration Statement, the Preliminary Prospectus and the Prospectus.

(c)                                  The Company and each of its Significant Subsidiaries (as defined below) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority and governmental licenses, authorizations, consents and approvals necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; Fleetwood Holdings, Inc. and Fleetwood International, Inc. (collectively, the “Significant Subsidiaries”) are the Company’s only “significant subsidiaries,” as such term is defined in Rule 405 of the Rules and Regulations, and all of the issued shares of capital stock of each such Significant Subsidiary owned by the Company (i) have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights and (ii) are owned free and clear of any liens (other than those that could not reasonably be expected to have a material adverse affect on the business, general affairs, management, financial condition, results of operations, stockholders’ equity, cash flow, prospects or properties of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”)).  Except as set forth or referred to in the Registration Statement or the Prospectus, there are no outstanding options, warrants or other rights to acquire or purchase, or instruments convertible into or exchangeable for, any shares of capital stock of the Company or any Significant Subsidiary.

(d)                                 Since July 31, 2005, except as set forth or contemplated in the Prospectus, (i) neither the Company nor any Significant Subsidiary has incurred any liabilities or obligations, direct or contingent, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) there has not been any event or development in respect of the business or financial condition of the Company and the Significant Subsidiaries taken as a whole that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(e)                                  The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus and such authorized capital stock conformed to the description thereof set forth in the Prospectus.  The description of the securities of the Company in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects.

(f)                                    Neither the Company nor any Significant Subsidiary is (i) in violation of its charter, bylaws or other constitutive documents, (ii) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject or (iii) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, which, in the case of clauses (ii) and (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(g)                                 None of the issuance of the Shares, the execution, delivery and performance of the Transaction Agreements (as defined below) and the offer and sale of the Shares by the Company (collectively, the “Transactions”), violate or will violate, conflict with or constitute a breach of any of the terms or provisions of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the

Company or any Significant Subsidiary pursuant to, (i) the charter, bylaws or other constitutive documents of the Company or any Significant Subsidiary, (ii) any law, statute, rule or regulation applicable to the Company or any Significant Subsidiary or their respective assets or properties or (iii) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over the Company or any Significant Subsidiary or their respective assets or properties, which, in the case of clauses (ii) and (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(h)                                 The Company has all necessary corporate power and authority to execute and deliver and perform this Agreement and the Escrow Agreement (together, the “Transaction Agreements”), and to make, execute, deliver and perform and consummate the Transactions.

(i)                                     The Escrow Agreement has been duly authorized by the Company, has been or will be duly executed and delivered by the Company and constitutes or will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (such exceptions, collectively, the “Standard Qualifications”).

(j)                                     This Agreement has been duly authorized, executed and delivered by the Company.

(k)                                  The Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(l)                                     No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by the Company for the execution, delivery and performance by the Company of the Transaction Agreements or the consummation of any of the Transactions, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the rules of the New York Stock Exchange (“NYSE”) in connection with the distribution of the Shares by the Placement Agent.  No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or the Escrow Agreement or the consummation of any of the Transactions, other than as set forth in the Prospectus and such other consents and waivers as have been obtained or will be obtained on or prior to the Closing Date and will be in full force and effect or except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)                               Except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated, to which the Company or any Significant Subsidiary is or may be a party or to which the business, assets or property of such person is or may be subject, that if determined adversely to the Company or any Significant Subsidiary, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the ability of the Company to perform its obligations under the Transaction Agreements; there is (i) no statute, rule, regulation or order that has been enacted, adopted or issued or, to the knowledge of the Company, that has been proposed by any governmental body or agency, domestic or foreign and (ii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any Significant Subsidiary is or may be subject that in the case of clauses (i) and (ii) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the ability of the Company to perform its obligations under the Transaction Agreements.  Any request of any securities authority or agency of any jurisdiction for additional information with respect to any of the Shares or the Transactions that has been received by the Company or its counsel prior to the date hereof has been, or will prior to the Closing Date be complied with in all material respects.

(n)                                 The audited financial statements (including the related notes and supporting schedules) incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

(o)                                 Ernst & Young LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 6(f) hereof, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

(p)                                 The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Prospectus or (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(q)                                 Except as set forth or contemplated in the Prospectus, the Company and each of its subsidiaries own, or possess or can acquire on reasonable terms adequate rights to use, all trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses conflicts with, and have not received any notice of any claim of conflict with, any such rights of others, except where the failure to so own, possess or acquire would not result in a Material Adverse Effect.

(r)                                    The Company and each of its subsidiaries own, or possess or can acquire on reasonable terms sufficient licenses or other rights to use, all patents necessary for the conduct of their respective businesses, except where the failure to so own, possess or acquire would not result in a Material Adverse Effect.  To the knowledge of the Company and except as set forth or contemplated in the Prospectus, no valid U.S. patent is infringed by the activities of the Company or any of its subsidiaries in the use or sale of any product or service as described in the Prospectus.  There are no actions, suits or judicial proceedings pending relating to patents or proprietary information to which the Company or any of its subsidiaries are parties or of which any property of the Company or any of its subsidiaries is subject, and, to the knowledge of the Company, no actions, suits or judicial proceedings are threatened by governmental authorities, except as set forth or contemplated in the Prospectus.  The Company is not aware of, except as set forth or contemplated in the Prospectus, any claim by others that the Company or any of its subsidiaries is infringing or otherwise violating any patents or other intellectual property rights of others and is not aware of any rights of third parties to any of the Company and its subsidiaries’ patent applications, licensed patents or licenses which could affect materially the use thereof by the Company and its subsidiaries.

(s)                                  The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(t)                                    The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Exchange Act and the rules and regulations promulgated under the Exchange Act.

(u)                                 The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would be reasonably expected to result in) a Material Adverse Effect.

(v)                                 Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not

(i) issued or granted any securities, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

(w)                               The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(x)                                   Neither the Company nor any Significant Subsidiary, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Significant Subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(y)                                 There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms “toxic wastes,” “medical wastes,” “hazardous wastes” and “hazardous substances” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(z)                                   The Company is not and, after giving effect to the offering and sale of the Shares to be sold by the Company and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

(aa)                            Neither the Company nor any of its Significant Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its Significant Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(bb)                          No person has the right to require the Company or any of its Significant Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or by reason of the issuance and sale of the Shares, except for rights which have been waived.

(cc)                            The Company has not taken, directly or indirectly, any action designed to or that could be reasonably expected to cause or result in any stabilization or manipulation of the price of the Shares.

(dd)                          Each of the Company and its Significant Subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses as described in the Registration Statement and the Prospectus.

(ee)                            No relationship, direct or indirect, exists between or among the Company or any of its Significant Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Significant Subsidiaries, on the other, which is required by the Securities Act to be disclosed in the Registration Statement and the Prospectus and is not so disclosed.

4.                                       Further Agreements of the Company.  The Company covenants and agrees with the Placement Agent that:

(a)                                  The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Placement Agent promptly following such filing.

(b)                                 The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Shares by an underwriter or dealer in connection with the offering contemplated by this Agreement (the “Delivery Period”), file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected in writing.

(c)                                  The Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, but only during the Delivery Period; (2) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, but only during the Delivery Period; (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, but only during the Delivery Period; (4) of becoming aware of the occurrence of any event during the Delivery Period that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction.  If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment.  If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agent promptly of all such filings.

(d)                                 If during the Delivery Period, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Securities Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request.  The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent, and the Placement Agent agrees to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

(e)                                  The Company will furnish to the Placement Agent and its counsel, without charge in New York City (i) one copy of the Registration Statement, including financial statements and schedules, and all exhibits thereto and (ii) so long as a prospectus relating to the Shares is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Placement Agent may reasonably request.

(f)                                    The Company will comply with all the undertakings contained in the Registration Statement.

(g)                                 Prior to the sale of the Shares to the Investors, the Company will cooperate with the Placement Agent and its counsel in connection with the registration or qualification of the Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

(h)                                 The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

(i)                                     The Company will use its commercially reasonable efforts to ensure that the Shares are quoted on the NYSE at the time of the Closing.

(j)                                     For a period of three years from the Closing Date, the Company will furnish to the Placement Agent, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, other than any such reports or communications filed with the Commission pursuant to the Commission’s EDGAR system.

(k)                                  For a period of 90 days after the date hereof, the Company will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent, other than (i) the Shares to be sold hereunder, (ii) securities issued pursuant to stock option plans, deferred compensation plans, restricted stock plans and employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement; (iii) the issuance by the Company of any Common Shares as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement, provided that each recipient of Common Shares pursuant to this clause (iii) agrees that all such Common Shares remain subject to restrictions substantially similar to those contained in this subsection; or (iv) the offer, issuance or sale of any securities of the Company in exchange for any “underwater” options of the Company.

5.                                       Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, and the photocopying of copies thereof, (ii) the preparation and delivery of certificates representing the Shares, (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may be requested for use in connection with the direct placement of the Shares, (iv) the quotation of the Common Shares on the NYSE, (v) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(g), including the reasonable fees, disbursements and other charges of counsel to the Placement Agent in connection therewith and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (vi) fees, disbursements and other charges of counsel to the Company, (vii) fees and disbursements of Ernst & Young LLP incurred in delivering the letter(s) described in 6(f) of this Agreement and (viii) the fees of the Escrow Agent.  The Company shall reimburse the Placement Agent upon demand for the Placement Agent’s reasonable expenses (including reasonable fees and expenses of counsel to the Placement Agent) incurred in connection with its acting as Placement Agent hereunder.

6.                                       Conditions of the Obligations of the Placement Agent.  The obligations of the Placement Agent hereunder are subject to the following conditions:

(a)                                  (i) No stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceedings for that purpose shall be pending or, to the knowledge of the Company, threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iii) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not reasonably object thereto in writing.

(b)                                 Since July 31, 2005, except as set forth or contemplated in the Prospectus, (i) neither the Company nor any Significant Subsidiary has incurred any liabilities or obligations, direct or contingent, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) there has not been any event or development in respect of the business or financial condition of the Company and the Significant Subsidiaries taken as a whole that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(c)                                  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding is reasonably expected by management to have a Material Adverse Effect.

(d)                                 Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

(e)                                  On the Closing date, the Company will furnish to the Placement Agent a letter from Gibson, Dunn & Crutcher LLP, counsel to the Company, regarding the statements made by the Company in the Registration Statement and the Prospectus, in form and substance reasonably satisfactory to the Placement Agent.

(f)                                    Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, Ernst & Young LLP shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Original Letter”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters.  At the Closing Date, Ernst & Young LLP shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date.

(g)                                 At the Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by each of the President and Chief Executive Officer and the Chief Financial Officer of the Company, each in his or her capacity as such, in form and substance reasonably satisfactory to the Placement Agent to the effect that each signer has carefully examined the Registration Statement and the Prospectus and that to each of such person’s knowledge:

(i)                                     (A) As of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

(ii)                                  The representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date, except that if a representation or warranty is made as of a specific date, such representation or warranty is true and correct in all material respects as of such date, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

(iii)                               No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.  Except as disclosed to the Placement Agent, there has been no request of the Commission for inclusion of additional information in the Registration Statement, the Prospectus or any Preliminary Prospectus.

(iv)                              Since July 31, 2005, except as set forth or contemplated in the Prospectus, (A) neither the Company nor any of its Significant Subsidiaries has incurred any liabilities or obligations, direct or contingent, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (B) there has not been any event or development in respect of the business or condition (financial or other) of the Company and its subsidiaries taken as a whole that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(v)                                 Since the date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement.

(h)                                 The Shares shall be qualified for sale in such states as the Placement Agent may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

(i)                                     The Placement Agent shall have received executed “lock-up” agreements, each substantially in the form of Exhibit B hereto, from the executive officers and directors of the Company relating to sales and certain other dispositions of Common Shares or certain other securities, and such lock-up agreements shall be full force and effect on the Closing Date.

7.                                       Indemnification and Contribution.

(a)                                  The Company hereby agrees to hold harmless and indemnify the Placement Agent and its affiliates and any officer, director, member, employee or agent of the Placement Agent or any such affiliates and any person controlling (within the meaning of Section 20 of the Exchange Act) the Placement Agent from and against any loss, claim, damage, liability and expense whatsoever (as incurred or suffered, and including, but not limited to, any and all reasonable and documented legal or other expenses actually incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which reasonable and documented legal or other expenses shall be reimbursed by the Company as promptly as practicable after receipt of any invoices therefor and any back-up documentation reasonably requested by the Company from the Placement Agent or such other Indemnified Person), that arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by the Placement Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in paragraph (b) below.

(b)                                 The Placement Agent agrees to indemnify and hold harmless the Company, its affiliates, directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by the Placement Agent consists of the following:  the statements with respect to the offering of the Shares on the cover page of the Prospectus Supplement and the second sentence of the third paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.

(c)                                  If any lawsuit, claim or proceeding is brought against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) of the commencement of such lawsuit, claim or proceeding after receipt by such Indemnified Person of notice of such lawsuit, claim or proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve the Indemnifying Person from any obligation or liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure and in any event shall not relieve the Indemnifying Person from any other obligation or liability which it may have to such Indemnified Person otherwise than under this Section 7.  In case any such lawsuit, claim or proceeding shall be brought against any Indemnified Person and such Indemnified Person shall notify the Indemnifying Person of the commencement of such lawsuit, claim or proceeding, such Indemnifying Person shall be entitled to participate in such lawsuit, claim or proceeding, and, after written notice from such Indemnifying Person to such Indemnified Person, to assume the defense of such lawsuit, claim or proceeding with counsel of its choice at its expense, in which case the Indemnified Person shall fully cooperate with the Indemnifying Person with respect to such lawsuit, claim or proceeding and, after notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such lawsuit, claim or proceeding, the Indemnifying Person shall not be liable to the Indemnified Person under this Section 7 for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than the reasonable costs of investigation or providing evidence; provided, however, that such counsel shall be satisfactory to the Indemnified Person in the exercise of its reasonable judgment.  Notwithstanding the election of the Indemnifying Person to assume the defense of such lawsuit, claim or proceeding, such Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such lawsuit, claim or proceeding, and the Indemnifying Person shall bear the reasonable and documented fees, costs and expenses of such separate counsel (and shall pay such reasonable and documented fees, costs and expenses as promptly as practicable after receipt of any invoice therefor from the Placement Agent) if (i) the Indemnified Person shall have been advised by counsel chosen by the Indemnifying Person that the use of such counsel to represent such Indemnified Person would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such lawsuit, claim or proceeding include both an Indemnified Person and the Indemnifying Person, and such Indemnified Person shall have been advised by counsel that there may be legal defenses available to it or to other Indemnified Persons which are different from or in addition to those available to the Indemnifying Person (in which case the Indemnifying Person shall not have the right to direct the defense of such action on behalf of the Indemnified Person); (iii) the Indemnifying Person shall not have employed counsel satisfactory to such Indemnified Person, in the exercise of such Indemnified Person’s reasonable judgment, to represent such Indemnified Person within a reasonable time after notice of the institution of any such lawsuit, claim or proceeding; or (iv) the Indemnifying Person shall authorize such Indemnified Person to employ separate counsel at the reasonable expense of the Indemnifying Person.  The Indemnifying Person shall not be liable for any settlement of any lawsuit, claim or proceeding effected without its consent (which consent will not be unreasonably withheld), but if settled with such consent, or if there be a final judgment in favor of the plaintiff in any such action, the Indemnifying Person agrees, subject to the provisions of this Section 7, to indemnify the Indemnified Person from and against any loss, damage or liability by reason of such settlement or final judgment, as the case may be.  The Company agrees to notify the Placement Agent promptly, or cause the Placement Agent to be notified promptly, of the assertion of any lawsuit, claim or proceeding against the Company, any of its officers or directors or any person who controls any of the foregoing within the meaning of Section 20(a) of the Exchange Act, arising out of or relating to the

Transactions.  The Company further agrees that any settlement of a lawsuit, claim or proceeding against it arising out of or relating to the Transactions or the consent to the entry of any judgment with respect to any pending or threatened lawsuit, claim or proceeding in respect of which indemnification or contribution may be sought under this Agreement (whether or not the Placement Agent is an actual or potential party to such claim or action) shall include an explicit and unconditional release from the parties bringing such lawsuit, claim or proceeding of all Indemnified Persons of the Placement Agent who are or could have been a party to such lawsuit, claim or proceeding if such Indemnified Persons could have sought indemnification hereunder, which release shall be reasonably satisfactory to the Placement Agent.

(d)                                 The Company hereby agrees, and the Placement Agent agrees that if any indemnification sought by any Indemnified Person pursuant to this Section 7 is unavailable or is insufficient for any reason, or to the extent that such indemnification is unavailable or insufficient due to a failure to provide notice in accordance with Section 7(c), then the Company, on the one hand, and the Placement Agent, on the other hand, shall contribute to the losses, claims, damages, liabilities and expenses for which such indemnification is held unavailable or insufficient (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on one hand, and the Placement Agent, on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities and expenses, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing clause (i) but also the relative faults of the Company, on the one hand, and the Placement Agent, on the other, in connection with the matter giving rise to such losses, claims, damages, liabilities and expenses, and other equitable considerations, subject to the limitation that in any event the Placement Agent’s aggregate contribution to all losses, claims, damages, liabilities and expenses with respect to which contribution is available hereunder shall not exceed the amount of fees actually received by the Placement Agent pursuant to this Agreement.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total fee received by the Placement Agent in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares.  It is further agreed that the relative faults of the Company, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 was determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this paragraph (d).  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, liabilities or expenses referred to in this Section shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses actually incurred by such Indemnified Person in connection with investigating, preparing to defend or defending any such action or claim.

(e)                                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)                                    The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.                                       [Intentionally Omitted].

9.                                       Termination.

(a)                                  The obligations of the Placement Agent under this Agreement may be terminated, in the absolute discretion of the Placement Agent, at any time prior to the Closing Date, by notice to the Company from the Placement Agent, without liability on the part of the Placement Agent to the Company if, prior to delivery and payment for the Shares, (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii)trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv)there shall have occurred any outbreak or escalation of hostilities within or outside the United States, that, in the judgment of the Placement Agent, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus.

(b)                                 If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Placement Agent upon demand for the Placement Agent’s reasonable expenses (including reasonable fees and expenses of counsel to the Placement Agent) incurred in connection with its acting as Placement Agent hereunder.

10.                                 Notices.  All notices and other communications required or permitted to be provided under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by facsimile with immediate telephonic confirmation or (c) sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:

(a)	If to the Placement Agent: Lehman Brothers Inc. 745 Seventh Avenue 5th Floor New York, New York 10019 Attention: Keith Canton Facsimile: (212) 520-9328 Telephone: (212) 526-8134

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: Raymond B. Check Facsimile: (212) 225-3999 Telephone: (212) 225-2122

(b)	If to the Company: Fleetwood Enterprises, Inc. 3125 Myers Street Riverside, California 92513 Attention: Leonard J. McGill Facsimile: (951) 977-2097 Telephone: (951) 351-3500

With a copy to:

Gibson, Dunn & Crutcher LLP Jamboree Center 4 Park Plaza Irvine, California 92614 Attention: James J. Moloney Facsimile: (949) 475-4756 Telephone: (949) 451-3800

11.                                 Modifications.  This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

12.                                 Consent to Jurisdiction; Forum Selection; Appointment of Agent for Service of Process; Waiver of Jury Trial.

(a)                                  The Company hereby submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby.

(b)                                 Any action, lawsuit or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought only in the courts of the State of New York or the courts of the United States of America located in the State of New York, in each case, located in the Borough of Manhattan, City of New York, State of New York.  The Company waives any objection that it may have to the venue of such action, lawsuit or proceeding in any such court or that such action, lawsuit or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

(c)                                  Any right to trial by jury with respect to any action, lawsuit, claim or other proceeding arising out of or relating to this Agreement or the services to be rendered by the Placement Agent hereunder is expressly and irrevocably waived.

13.                                 Survival.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Placement Agent set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agent or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Shares.  The respective agreements, covenants, indemnities and other statements set forth in Sections 5, 7 and 10-19 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

14.                                 Governing Law.  The terms of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

15.                                 Counterparts.  This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of such counterparts, when so executed and delivered, shall be deemed to be an original, and all of such counterparts, taken together, shall constitute one and the same Agreement.

16.                                 Severability.  If any term or provision of this Agreement is deemed or rendered invalid or unenforceable in any jurisdiction, then such term or provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, which shall remain in full force and effect.

17.                                 Successors.  This Agreement is made solely for the benefit of the Placement Agent and the Company and, to the extent expressly set forth herein, the Indemnified Persons and their executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

18.                                 Entire Agreement.  This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof (including without limitation that certain engagement letter between the Placement Agent and the Company dated October 26, 2005).

19.                                 Headings.  The headings to sections contained in this Agreement are included for ease of reference only, and the parties hereto agree that they are not to be given substantive meaning or otherwise affect each party’s rights and duties hereunder.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

Very truly yours,

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
	Name:	Leonard J. McGill
	Title:	Sr. Vice President –
General Counsel & Secretary

Confirmed as of the date first
above mentioned:

LEHMAN BROTHERS INC.

By:	/s/ John M. Welsh
	Name:	John M. Welsh
	Title:	Senior Vice President

EXHIBIT A

ESCROW AGREEMENT

This Escrow Agreement (“Escrow Agreement”), dated as of November 18, 2005, is entered into, by and among Fleetwood Enterprises, Inc., a Delaware corporation (the “Company”), Lehman Brothers Inc. (the “Placement Agent”) and JPMorgan Chase Bank, N.A., a national banking association incorporated under the laws of the United States of America (the “Escrow Agent”).

WHEREAS, the Company and the Placement Agent have entered into a Placement Agency Agreement dated as of the date hereof, pursuant to which the Company proposes to issue and sell 7,000,000 shares of common stock (the “Shares”), par value $1.00 per share, to certain investors (the “Investors”);

WHEREAS, the Company has filed with the Securities and Exchange Commission a “shelf” registration statement on Form S-3 (Registration No. 333-128123) (which, together with all amendments or supplements thereto, is referred to herein as the “Registration Statement”);

WHEREAS, the Placement Agent proposes to offer the Shares to the Investors on behalf of the Company and to receive subscriptions from such Investors for the total number of Shares being offered;

WHEREAS, with respect to all subscription payments received from the Investors (each a “Subscription Payment”, and collectively the “Subscription Payments”), the parties propose to establish an escrow account with the Escrow Agent at the office of its escrow administration, JPMorgan Chase Bank, N.A., Institutional Trust Services, 4 New York Plaza, 21st Floor, New York, New York 10004;

WHEREAS, the offering and sale of the Shares are expected to be consummated on November 21, 2005, upon which time the Company shall deliver Shares to the Investors from which it has received a Subscription Payment; and

WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which the escrow account will be established and maintained.

NOW THEREFORE, it is agreed as follows:

1.                                       Establishment of Escrow.  The Escrow Agent hereby agrees to establish a non-interest bearing trust account pursuant to Rule 15c2-4 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Escrow Account”), for the deposit with the Escrow Agent of the Subscription Payments and to receive and disburse the proceeds from such Subscription Payments in accordance with the terms and conditions of this Escrow Agreement.

2.                                       Deposit of Escrowed Property.  The Placement Agent shall provide to the Investors instructions as to how to wire to or deposit with, the Escrow Agent funds or checks evidencing the Subscription Payments of the Investors delivered in payment for such Investor’s

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Shares (the “Escrowed Property”).  The Escrow Agent, upon receipt of any checks, shall present such checks for payment to the drawee-bank under such checks.  Any checks not honored by the drawee-bank thereunder after the first presentment for payment shall be returned to the Placement Agent, on behalf of such Investor, in the same manner notices are delivered pursuant to Section 5 hereof.  Upon receipt of funds or checks from each Investor, the Escrow Agent shall credit such funds and the amount of such checks to the Escrow Account.  If following the credit of the amount of any check to the Escrow Account such check is dishonored, the Escrow Agent shall liquidate to the extent of such dishonored check amount and debit the Escrow Account for the amount of such dishonored check.

3.                                       List of Investors.  The Placement Agent shall furnish or cause to be furnished to the Escrow Agent and the Company, at approximately the time of each deposit of funds or checks pursuant to Section 2 hereof, a list, substantially in the form of Exhibit A hereto, containing the name, the address, the number of Shares subscribed for, the Subscription Payment delivered to the Escrow Agent, and the social security or certified taxpayer identification number, if applicable, of each Investor whose funds are being deposited, and to which is attached a completed Form W-9 (or, in the case of any Investor who is not a United States citizen or resident, a Form W-8) for each listed Investor (the “Subscriber List”).  The Escrow Agent shall notify the Placement Agent and the Company of any discrepancy between the amount of the Subscription Payment set forth on the Subscriber List delivered pursuant to this Section 3 and the amount of any Subscription Payment received by the Escrow Agent.  The Escrow Agent is authorized to revise the Subscriber List to reflect the actual amount of Subscription Payment received and the release of any Subscription Payment pursuant to Section 4 hereof.

4.                                       Withdrawal of Subscription Amounts.  (a)  If the Escrow Agent shall receive a (i) written notice, substantially in the form of Exhibit B hereto (an “Offering Termination Notice”), from the Company or (ii) a final and non-appealable order of a court of competent jurisdiction, a copy of which is delivered to the Escrow Agent by either the Company or the Placement Agent, that instructs the Escrow Agent as to the disbursement of the Escrowed Property to the Investors, the Escrow Agent shall promptly after receipt of such Offering Termination Notice or court order, and the clearance of all checks received by the Escrow Agent as Escrowed Property and in no event more than five business days (“business day” is defined for purposes of this Escrow Agreement as any day which is not a Saturday, Sunday or a day on which banks or trust companies in the City and State of New York are authorized or obligated by law, regulation or executive order to remain closed) thereafter send to each Investor listed on the final Subscriber List held by the Escrow Agent pursuant to Section 3 hereof whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 4, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such Investor in the amount attributable to such Investor of the remaining Subscription Payment held by the Escrow Agent as set forth on such Subscriber List held by the Escrow Agent.  The Escrow Agent shall notify the Company and the Placement Agent of the distribution of such funds to the Investors.

(b)                                 In the event that (i) the Shares have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Closing Date

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(as hereinafter defined) and (ii) no Offering Termination Notice or final and non-appealable court order as set forth in paragraph (a) above shall have been delivered to the Escrow Agent, the Company and the Placement Agent shall deliver to the Escrow Agent a joint written notice, substantially in the form of Exhibit C hereto (a “Closing Notice”), designating the date on which Shares are to be sold and delivered to the Investors thereof as the “Closing Date”, which date shall not be earlier than the clearance of any and all checks received by the Escrow Agent as Escrowed Property, and identifying the Investors and the number of Shares to be sold to each Investor thereof on such Closing Date.  Such Closing Notice, unless one of the parties objects, shall be delivered on the Closing Date.  The Escrow Agent, after receipt of such Closing Notice and the clearance of such checks shall, on such Closing Date, pay to the Company, the Placement Agent and the Escrow Agent, in federal or other immediately available funds and otherwise in the manner and amount specified by the Company and the Placement Agent in such Closing Notice, an amount equal to the aggregate of the Subscription Payments paid by the Investors identified in such Closing Notice for the Shares to be sold on such Closing Date as set forth on the final Subscriber List held by the Escrow Agent pursuant to Section 3 hereof.

(c)                                  If at any time and from time to time prior to the release of any Investor’s total Subscription Payment pursuant to paragraph (a) or (b) of this Section 4 from the Escrow Account, the Company shall deliver to the Escrow Agent a written notice, substantially in the form of Exhibit D hereto (a “Subscription Termination Notice”), to the effect that any or all of the subscriptions of such Investor have been rejected by the Company (a “Rejected Subscription”), the Escrow Agent shall promptly after receipt of such Subscription Termination Notice and, if such Investor delivered a check in payment of its Rejected Subscription, after the clearance of such check, send to such Investor, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such Investor in the amount of such Rejected Subscription amount.

(d)                                 For the purposes of this Section 4, any check that the Escrow Agent shall be required to send to any Investor shall be sent to such Investor by first class mail, postage prepaid, at such Investor’s address furnished to the Escrow Agent pursuant to Section 3 hereof.

5.                                       Notices.  Any notice, instruction or other communication required or permitted to be given hereunder shall be in writing and shall be deemed delivered (a) when delivered by hand, (b) one (1) business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, or (c) four (4) business days after it is sent by mail, registered or certified, with proper postage prepaid, return receipt requested and in the case of each of clauses (a), (b) and (c) of this Section 5, when addressed as follows:

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If to the Company, to:

Fleetwood Enterprises, Inc.
3125 Myers Street
Riverside, California 92503
Attention: Leonard J. McGill
Facsimile: (951) 977-2097
Tel: (951) 351-3500

with a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, California 92614
Attention: James J. Moloney
Facsimile: (949) 475-4756
Tel: (949) 451-3800

if to the Placement Agent, to:

Lehman Brothers Inc.
745 Seventh Avenue
5th Floor
New York, New York 10019
Attention: Keith Canton
Facsimile: (212) 520-9328

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Raymond B. Check
Facsimile: (212) 225-3999

if to the Escrow Agent, to:

JPMorgan Chase Bank, N.A.
4 New York Plaza, 21st Floor
New York, New York 10004
Attention: Stacey R. Carter
Facsimile: (212) 623-6168
Tel: (212) 623-5076

4

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner.  Any party may give any notice, instruction or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, instruction or other communication shall be deemed to have been duly given unless and until it actually is received by the party to whom it is intended.  In addition, notices of changes of address shall not be effective until received.

6.                                       Concerning the Escrow Agent.  To induce the Escrow Agent to act hereunder, it is further agreed by the Company and Placement Agent that:

(a)                                  The Escrow Agent shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement.  Uninvested funds held hereunder shall not earn or accrue interest.

(b)                                 This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.  The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

(c)                                  The Escrow Agent shall not be liable under this Escrow Agreement, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent and its directors, officers, agents and employees (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with this Escrow Agreement.  Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delays.  This Section 6(c) shall survive notwithstanding any termination of this Escrow Agreement or the resignation or removal of the Escrow Agent.

(d)                                 The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder by the Company or the Placement Agent without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof.  The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(e)                                  The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the

5

careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

(f)                                    The Escrow Agent does not have, for tax reporting purposes, any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only.  The parties hereto agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrowed Property or any portion thereof in any tax year (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Escrow Agreement during such tax year, shall be reported as allocated to such person or entity, and (ii) otherwise shall be reported as allocated to the Investors, in proportion to their respective Subscription Payment as set forth on the final Subscriber List.

(g)                                 Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes.  The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certification, or non-resident alien certifications prior to the execution of this Escrow Agreement.

(h)                                 The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.

(i)                                     The Escrow Agent shall not be called upon to advise any party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(j)                                     The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of the Offering Termination Notice signed by both the Company and the Placement Agent or at any time may resign by giving written notice to such effect to the Company and the Placement Agent not less than 60 days prior to the date when such resignation shall take effect.  Upon the effectiveness of any such termination or resignation, the Escrow Agent shall promptly deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement except to the extent resulting from its gross negligence or willful misconduct.  The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is:  (A) 30 days after the date of delivery to the Escrow Agent of the Offering Termination Notice or (B) 60 days after the date of delivery to the other parties hereto of the Escrow Agent’s written notice of resignation.  If at the time of any termination or resignation the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor Escrow Agent and shall, until such time as a successor Escrow Agent is appointed, maintain the Escrowed Property pursuant to the terms and conditions of this Escrow Agreement.

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(k)                                  In the event of any disagreement among or between the other parties hereto and/or the Investors of the Shares resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to refrain from taking any action and its sole obligation shall be to retain the Escrowed Property until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto and consented to by the affected Investors, if any, directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement.

(l)                                     As consideration for the performance by the Escrow Agent of its duties herein described, the Company agrees to pay the Escrow Agent fees determined in accordance with the terms set forth on Exhibit E hereto (made a part of this Escrow Agreement as if herein set forth).  In addition, the Company agrees to reimburse the Escrow Agent for all reasonable expenses of third parties incurred by the Escrow Agent in performance of its duties hereunder (including reasonable fees and expenses of its outside counsel).

(m)                               All parties hereto irrevocably (i) submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and (iii) waive, to the fullest extent possible, the defense of an inconvenient forum.  Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 5 hereof, provided that nothing in this Section 6(m) shall affect the right of any party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

(n)                                 No printed or other matter in any language (including, without limitation, the Registration Statement, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent shall first have given its specific written consent thereto (which consent shall not be unreasonably withheld, conditioned or delayed).  The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Registration Statement (including all exhibits thereto) and the Placement Agency Agreement and in the filings made by the Company under the Securities Exchange Act of 1934, as amended, including the filing of this Escrow Agreement as an exhibit thereto.

(o)                                 Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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(p)                                 In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing or by telecopy, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Exhibit F hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  Each funds transfer instruction shall be executed by an authorized signatory, a list of such authorized signatories is set forth on Exhibit F.  The undersigned is authorized to certify that the signatories on Exhibit F are authorized signatories.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Placement Agent or the Company to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank.  The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated.  The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

7.                                       Miscellaneous.

(a)                                  This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives, and the Investors and shall not be enforceable by or inure to the benefit of any other third party.  No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

(b)                                 This Escrow Agreement shall be construed in accordance with and governed by the internal law of the State of New York (without reference to its rules as to conflicts of law).

(c)                                  This Escrow Agreement may only be modified by a writing signed by all of the parties hereto and consented to by the Investors, if any, adversely affected by such modifications.  No waiver hereunder shall be effective unless in a writing signed by the party to be charged.

(d)                                 This Escrow Agreement shall terminate upon the payment pursuant to Section 4 of all amounts held in the Escrow Account.

(e)                                  The section headings herein are for convenience only and shall not affect the construction hereof.  Unless otherwise indicated, references to Sections are to Sections contained herein.

(f)                                    This Escrow Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Escrow Agreement and be delivered via facsimile transmission which shall constitute the original.

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(g)                                 Account Opening Information/TINs.  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

(i)                                     For accounts opened in the US: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When an account is opened, we will ask for information that will allow us to identify relevant parties.

(ii)                                  For non-US accounts: To help in the fight against the funding of terrorism and money laundering activities we are required along with all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you.

(h)                                 No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control.

9

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.

FLEETWOOD ENTERPRISES, INC.

By:
Name:
Title:

LEHMAN BROTHERS INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
	Name:	Michael Kuzmicz
	Title:	Vice President

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EXHIBIT A

SUMMARY OF CASH RECEIVED
NEW PARTICIPANT DEPOSIT

Date:	List Number:
Deposit Date:	Page of
Investment Date:	Approved By:
Batch Number:	JOB#:

For Bank use only

TITLE:

			AMOUNT OF	TAX ID NO./		FOR BANK
NAME		DEPOSIT	SHARES	ADDRESS	SOC.SEC. NO.	USE ONLY
TAX CODE EXEMPT(Y/N) W-9(YR) NRA 1008(87)

Broker	Misc.				Misc. II	Misc. III	TAX CODE EXEMPT(Y/N) W-2(YR) NRS W-8(YR) 1008(87)

Broker	Misc.				Misc. II	Misc. III	TAX CODE EXEMPT(Y/N) W-2(YR) NRS W-8(YR) 1008(87)

Broker	Misc.				Misc. II	Misc. III	TAX CODE EXEMPT(Y/N) W-2(YR) NRS W-8(YR) 1000(87)

A-1

EXHIBIT B

Form of Offering Termination Notice

November    , 2005

JPMorgan Chase Bank, N.A.
4 New York Plaza
21st Floor
New York, NY 10004
Attention:  Stacey R. Carter

Dear Ms. Carter:

Pursuant to Section 4(a) of the Escrow Agreement dated as of November 18, 2005 (the “Escrow Agreement”) by and among Fleetwood Enterprises, Inc. (the “Company”), Lehman Brothers Inc. (the “Placement Agent”), and JPMorgan Chase Bank, N.A., the Company hereby notifies you of the termination of the offering of the Shares (as that term is defined in the Escrow Agreement) and directs you to make payments to subscribers as provided for in Section 4(a) of the Escrow Agreement.

Very truly yours,

FLEETWOOD ENTERPRISES, INC.

By:
Name:
Title:

B-1

EXHIBIT C

Form of Closing Notice

November     , 2005

JPMorgan Chase Bank, N.A.
4 New York Plaza
21st Floor
New York, NY 10004
Attention:  Stacey R. Carter

Dear Ms. Carter:

Pursuant to Section 4(b) of the Escrow Agreement dated as of November 18, 2005 (the “Escrow Agreement”) by and among Fleetwood Enterprises, Inc. (the “Company”), Lehman Brothers Inc. (the “Placement Agent”), and JPMorgan Chase Bank, N.A. the Company hereby certifies that, upon its receipt of any Subscription Payment for the Shares (as that term is defined in the Escrow Agreement), the Company will sell and deliver Shares to the subscribers thereof at a closing to be held on November 21, 2005 (the “Closing Date”).  The names of the subscribers concerned, the number of Shares subscribed for by each of such subscribers and the related subscription amounts are set forth on Schedule I annexed hereto.

We hereby request that the aggregate subscription amount be paid to the Placement Agent, to the Escrow Agent and us as follows:

1.                                       To the Company, $                   ;

2.                                       To the Placement Agent, $                   ; and

3.                                       To the Escrow Agent, $5,000.

These instructions may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Very truly yours,

FLEETWOOD ENTERPRISES, INC.

By:
Name:
Title:

LEHMAN BROTHERS INC.

By:
Name:
Title:

SCHEDULE I

Name of Subscriber	Number of Shares	Subscription Amount

EXHIBIT D

Form of Subscription Termination Notice

November    , 2005

JPMorgan Chase Bank, N.A.
4 New York Plaza
21st Floor
New York, NY 10004
Attention:  Stacey R. Carter

Dear Ms. Carter:

Pursuant to Section 4(c) of the Escrow Agreement dated as of November 18, 2005 (the “Escrow Agreement”) by and among Fleetwood Enterprises, Inc. (the “Company”), Lehman Brothers Inc. and JPMorgan Chase Bank, N.A., the Company hereby notifies you that the following subscription(s) have been rejected:

Name of Subscriber	Amount of Subscribed Shares Rejected	Dollar Amount of Rejected Subscription

Very truly yours,

FLEETWOOD ENTERPRISES, INC.

By:
Name:
Title:

D-1

EXHIBIT E

Fee to JPMorgan Chase Bank, N.A.: $5000 per annum without pro ration for partial years, payable to the Escrow Agent upon execution of this agreement.  Up to 50 investors.  If more than 50 investors the fee is $7,500 per annum without pro ration for partial years.

E-1

EXHIBIT F

Telephone Number(s) and authorized signature(s) for
Person(s) Designated to give Funds Transfer Instructions

If to Placement Agent:

Name		Telephone Number	Signature

1.	Sean Fitzgerald	(212) 526-6117

2.

3.

If to Company:

Name		Telephone Number	Signature

1.	Lyle Larkin	(951) 351-3535

2.

3.

Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions

If to Placement Agent:

Name		Telephone Number

1.	Keith Canton	(212) 526-8134

2.

3.

If to Company:

Name		Telephone Number

1.	Leonard J. McGill	(951) 351-3740

2.

3.

Telephone call backs shall be made to both the placement agent and company if joint instructions are required pursuant to the agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.

F-1

EXHIBIT B

LOCK-UP LETTER AGREEMENT

November 18, 2005

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Fleetwood Enterprises, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of 7,000,000 shares (the “Shares”) of common stock, par value $1.00 per share (the “Common Stock”), of the Company.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement.

In consideration of the foregoing, and in order to induce you to act as Placement Agent in the offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby irrevocably agrees that the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares in the Offering) (collectively, the “Undersigned’s Shares”) or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any of the Undersigned’s Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period commencing on the date of the final prospectus supplement relating to the Offering and ending on the 90th day after the date of such final prospectus supplement relating to the Offering (such 90-day period, the “Lock-Up Period”).

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or the partnership, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) in accordance with trading plans

1

pursuant to Rule 10b5-1 under the Exchange Act that have been approved by the Company, and that are in existence on the date hereof or (iv) with the prior written consent of Lehman Brothers Inc.  For the avoidance of doubt, the undersigned may enter into new 10b5-1 trading plans at any time after the date hereof, to the extent that none of the Undersigned’s Shares are traded under such new plan during the Lock-Up Period.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.  In addition, the undersigned agrees that, without the prior written consent of the Placement Agent, it will not, during the Lock-Up Period make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

It is understood that, if the Company notifies the Placement Agent that it does not intend to proceed with the Offering, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned shall be released from all obligations under this Lock-Up Letter Agreement.  In addition, if the final prospectus supplement relating to the Offering is not dated on or prior to November 25, 2005, this Lock-Up Agreement will expire and be of no further force or effect.

The undersigned understands that the Company and the Placement Agent will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to a Placement Agency Agreement, the terms of which are subject to negotiation between the Company and the Placement Agent.

This Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature page follows]

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

[Name of Shareholder]
Title:

Dated:

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